


                                                                  Exhibit 10.9









                                   ALLOY, INC.

                              AMENDED AND RESTATED
                            2002 STOCK INCENTIVE AND
                         NON-QUALIFIED STOCK OPTION PLAN





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                                TABLE OF CONTENTS
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1.  DEFINITIONS.............................................................................................1

2.  PURPOSES OF THE PLAN....................................................................................3

3.  SHARES SUBJECT TO THE PLAN..............................................................................3

4.  ADMINISTRATION OF THE PLAN..............................................................................4

5.  ELIGIBILITY FOR PARTICIPATION...........................................................................4

6.  TERMS AND CONDITIONS OF OPTIONS.........................................................................5

7.  TERMS AND CONDITIONS OF STOCK GRANTS....................................................................5

8.  EXERCISE OF OPTIONS AND ISSUANCE OF SHARES..............................................................6

9.  ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES...........................................................7

10. DEFERRAL OF AWARDS......................................................................................7

11. RIGHTS AS A SHAREHOLDER.................................................................................8

12. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.......................................................8

13. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY...............8

14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".................................................9

15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.............................................10

16. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT...................................11

17. EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.......................................................11

18. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.........12

19. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE"...........................................12


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                                TABLE OF CONTENTS
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                                   (continued)

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20. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY........................................12

21. EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT..............................12

22. EFFECT ON DEFERRED SHARES OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".............................13

23. EFFECT ON DEFERRED SHARES OF TERMINATION OF SERVICE "FOR CAUSE"........................................13

24. PURCHASE FOR INVESTMENT................................................................................13

25. DISSOLUTION OR LIQUIDATION OF THE COMPANY..............................................................14

26. ADJUSTMENTS............................................................................................14

          A. Stock Dividends and Stock Splits..............................................................14

          B. Consolidations or Mergers.....................................................................14

          C. Recapitalization or Reorganization............................................................15

27. ISSUANCES OF SECURITIES................................................................................15

28. FRACTIONAL SHARES......................................................................................15

29. WITHHOLDING............................................................................................15

30. TERMINATION OF THE PLAN................................................................................16

31. AMENDMENT OF THE PLAN AND AGREEMENTS...................................................................16

32. EMPLOYMENT OR OTHER RELATIONSHIP.......................................................................16

33. GOVERNING LAW..........................................................................................17


                                   ALLOY, INC.

                              AMENDED AND RESTATED
                            2002 RESTRICTED STOCK AND
                         NON-QUALIFIED STOCK OPTION PLAN


1.       DEFINITIONS.

         Unless otherwise specified, or unless the context otherwise requires, the following terms, as used in this Alloy, Inc. Amended and Restated 2002 Stock Incentive and Non-Qualified Stock Option Plan, have the following meanings:

                  ADMINISTRATOR means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

                  AFFILIATE means a corporation or other entity which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

                  BOARD OF DIRECTORS means the Board of Directors of the Company.

                  CODE means the United States Internal Revenue Code of 1986, as amended.

                  COMMITTEE means the Administration Committee of the Board of Directors or any other committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

                  COMMON STOCK means shares of the Company`s common stock, $.01 par value per share.

                  COMPANY means Alloy, Inc., a Delaware corporation.


                  DEFERRAL AGREEMENT means an agreement delivered pursuant to the Plan between the Company and a Participant relating to the establishment of a Deferred Shares Account, in such form as the Administrator shall approve.

                  DEFERRED SHARES means Shares in respect of which receipt by the Participant has been deferred in accordance with the provisions of Paragraph 10.

                  DEFERRED SHARES ACCOUNT means an unfunded account created on the books of the Company in which a Participant`s entitlement to Deferred Shares shall be recorded. The Company may elect to, but is not required to, actually hold Common Stock in an amount equal to the number of Shares credited to a Participant`s Deferred Shares Account.

                  DISABILITY or DISABLED means permanent and total disability as defined in Section 22(e)(3) of the Code.

                  EMPLOYEE means an employee of the Company or of any Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

                  FAIR MARKET VALUE of a Share of Common Stock means:


                  (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market, and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

                  (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

                  (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

                  NEW EMPLOYEE means a new employee of the Company or of any Affiliate who is entering into an employment arrangement with the Company or any Affiliate which provides for the grant of Stock Rights as an inducement essential to the individual`s employment as a new employee.

                  NON-QUALIFIED OPTION means an option which is not intended to qualify as an incentive stock option under Section 422 of the Code.

                  OPTION means a Non-Qualified Option granted under the Plan.

                  OPTION AGREEMENT means an agreement delivered pursuant to the Plan between the Company and a Participant relating to the award and exercise of an Option, in such form as the Administrator shall approve.

                  PARTICIPANT means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant`s Survivors" where the context requires.

                  PLAN means this Amended and Restated 2002 Stock Incentive and Non-Qualified Stock Option Plan.

                  SHARES means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

                  STOCK GRANT means a grant by the Company of Shares under the Plan.

                  STOCK GRANT AGREEMENT means an agreement delivered pursuant to the Plan between the Company and a Participant relating to the award and acceptance of a Stock Grant, in such form as the Administrator shall approve.

                  STOCK RIGHT means a right to Shares of the Company granted pursuant to the Plan -- a Non-Qualified Option or a Stock Grant.

                  SURVIVORS means a deceased Participant`s legal representatives and/or any person or persons who acquired the Participant`s rights to an Option by will or by the laws of descent and distribution.

2.       PURPOSES OF THE PLAN.

         The Plan is intended to encourage ownership of Shares by Employees, directors and consultants of the Company or an Affiliate in order to attract such people to, and induce them to work for the benefit of, the Company or an Affiliate, and to provide additional incentive for them to promote the success of the Company and/or an Affiliate; PROVIDED, that it is the intention of the Board of Directors that the primary Participants under the Plan be New Employees who become such in connection with acquisitions by the Company of entities or businesses by which such New Employees are employed or for which they perform services at the time of such acquisition. The Plan provides for the granting of Non-Qualified Options and Stock Grants only and for the deferral of the award of Shares issued pursuant to Stock Grants.

3. SHARES SUBJECT TO THE PLAN.

         The number of Shares which may be issued from time to time pursuant to this Plan shall be 500,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 26 of the Plan.

         If an Option ceases to be "outstanding", in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant or set aside in a Deferred Shares Account, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan. Any Stock Right shall be treated as "outstanding" until such Stock Right is exercised in full, any applicable repurchase rights lapse, or the Stock Right terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement, Stock Grant Agreement or Deferral Agreement.

4.       ADMINISTRATION OF THE PLAN.

         The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

         a. Interpret the provisions of the Plan or of any Stock Right, Option Agreement, Stock Grant Agreement or Deferral Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

         b.       Determine which Participants shall be granted Stock Rights;

         c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted;

         d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

         e. Create Deferred Shares Accounts pursuant to which receipt of Shares to be issued hereunder as Stock Grants may be deferred and determine which participants shall be offered use of such Deferred Shares Accounts and

         f. Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax laws applicable to the Company or to Plan Participants or to otherwise.

Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under the Plan or Deferred Shares Accounts created under the Plan shall be final, unless otherwise determined by the Board of Directors if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

         If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

5.       ELIGIBILITY FOR PARTICIPATION.

         The Administrator will, in its sole discretion, name the Participants in the Plan, PROVIDED, HOWEVER, that each Participant must be an Employee, director or consultant of the Company or an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant;

provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Option Agreement or Stock Grant Agreement, as applicable, evidencing such Stock Right. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of a Stock Right.

6.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.

                  a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per Share of Common Stock as of the grant date.

                  b. Each Option Agreement shall state the number of Shares to which it pertains.

                  c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

                  d. Each Option shall terminate not more than ten (10) years from the date of grant thereof or at such earlier time as the Option Agreement may provide.

                  e. The Administrator shall have the right to accelerate the date of exercise of any installment of any Option.

7.       TERMS AND CONDITIONS OF STOCK GRANTS.


         Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Stock Grant Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

         (a) Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the par value per share of each Share covered thereby on the date of the grant of the Stock Grant;

         (b) Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

         (c) Each Stock Grant Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue and the purchase price therefor, if any.

8.       EXERCISE OF OPTIONS AND ISSUANCE OF SHARES.


         An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal, as of the date of the exercise, to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by delivery of the grantee`s personal note for full, partial or no recourse, bearing interest payable not less than annually at market rate on the date of exercise and at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of the Shares as collateral or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above.

         The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant`s Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by fully paid, non-assessable Shares.

         The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant`s Survivors, if the amendment is adverse to the Participant.

9.       ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.

         A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement.

         A Stock Grant may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

         a. cash or cash equivalents;

         b. past services rendered to the Company or any Affiliate; or

         c. future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Grant shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Grant that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock."

         The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant`s Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement and the provisions of any applicable Deferral
Agreement executed pursuant to the provisions of Paragraph 10. In Determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

         The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.

10.      DEFERRAL OF AWARDS.

         The Administrator (in its sole discretion) may permit a Participant to have Shares that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or the settlement of a Stock Grant credited to a Deferred Shares Account established for such Participant by the Administrator as an entry on the Company`s books. A Participant for whom such an Account is established shall have no rights other than those of a general creditor of the Company. Such a Deferred Shares Account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable Deferral Agreement between such Participant and the Company. If the deferral or conversion of Stock Rights is permitted or required, the

Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such Stock Rights, including (without limitation) the settlement of Deferred Shares Accounts established under this Paragraph 10.

11.      RIGHTS AS A SHAREHOLDER.

         No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance, expiration of any applicable deferral period and registration of the Shares in the Company`s share register in the name of the Participant.

12.      ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

         By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Option Agreement or Stock Grant Agreement. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant`s lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

         Except as otherwise provided in a Participant`s Option Agreement, in the event of a termination of service (whether as an Employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

         a. A Participant who ceases to be an Employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 14, 15 and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the a Participant`s Option Agreement.

         b. Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, unless otherwise determined by the Administrator and set forth in the applicable Option Agreement, the Participant must exercise the Option within three months after the date of the Participant`s termination of employment. Notwithstanding the foregoing, the Administrator may determine at any time prior to expiration of an Option to extend the period during which the Option may be exercised for a period not to exceed the termination date of the Option as in effect immediately preceding the date of such termination of employment, such extension to be effected by written amendment to the applicable Option Agreement.

         c. The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant`s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant`s Survivors may exercise the Option within one year after the date of the Participant`s termination of employment, but in no event after the date of expiration of the term of the Option.

         d. Notwithstanding anything herein to the contrary, if subsequent to a Participant`s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant`s termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

         e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant`s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

         f. Except as required by law or as set forth in a Participant`s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant`s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.      EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".

         Except as otherwise provided in a Participant`s Option Agreement, the following rules apply if the Participant`s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

         a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

         b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

         c. "Cause" is not limited to events which have occurred prior to a Participant`s termination of service, nor is it necessary that the Administrator`s finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant`s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant`s termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

         d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

         Notwithstanding the foregoing, the Administrator may, in its sole and absolute direction, permit any Participant who is terminated for "cause" to exercise any Options which are then exercisable as of the date of such termination of employment during a period, not to exceed three months, after the date of the Participant`s termination of employment.

15.      EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

         Except as otherwise provided in a Participant`s Option Agreement, a Participant who ceases to be an Employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

         a. To the extent exercisable but not exercised on the date of Disability; and

         b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

         A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant`s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an Employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

         The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.      EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

         Except as otherwise provided in a Participant`s Option Agreement, in the event of the death of a Participant while the Participant is an Employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant`s Survivors:

         a. To the extent exercisable but not exercised on the date of death; and

         b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant`s death.

         If the Participant`s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.      EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.

         In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

         For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant`s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

         In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

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18.      EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE"
         OR DEATH OR DISABILITY.

         Except as otherwise provided in a Participant`s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all Company rights of repurchase, if any, shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company`s repurchase rights have not lapsed.

19.      EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".

         Except as otherwise provided in a Participant`s Stock Grant Agreement, if the Participant`s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause", all Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price thereof.

20.      EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

         Except as otherwise provided in a Participant`s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company`s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that if such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

         The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.      EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR
         CONSULTANT.

         Except as otherwise provided in a Participant`s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an
Affiliate: to the extent the Company`s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The

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

proration shall be based upon the number of days accrued prior to the Participant`s death.

22.      EFFECT ON DEFERRED SHARES OF TERMINATION OF SERVICE OTHER THAN "FOR
         CAUSE".

         Except as otherwise provided in a Participant`s Deferral Agreement, all Deferred Shares credited to a Participant`s Deferred Shares Account, if any, shall be distributed in the form of Shares, and dividends relating thereto shall be paid in a lump sum in cash, to the Participant on the date when the Participant`s employment terminates for any reason other than "for cause" including, without limitation, Death, retirement, resignation, discharge without Cause, or Disability.

23.      EFFECT ON DEFERRED SHARES OF TERMINATION OF SERVICE "FOR CAUSE".

         Except as otherwise provided in a Participant`s Deferral Agreement, all Deferred Shares credited to a Participant`s Deferred Shares Account, if any, and dividends relating thereto, if any, shall be forfeited and the purchase price, if any, paid in cash or cash equivalents by such Participant for such Deferred Shares shall paid in a lump sum in cash, without interest, to the Participant on or prior to the 90th day after the date on which the Participant`s employment terminates "for cause."

24.      PURCHASE FOR INVESTMENT.

         Unless the offering and sale of the Shares to be issued upon the particular exercise of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of the Shares relating to such Stock Right, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."


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

         b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

25.      DISSOLUTION OR LIQUIDATION OF THE COMPANY.

         Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant`s Survivors have not otherwise terminated and expired, the Participant or the Participant`s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.

26.      ADJUSTMENTS.

         Upon the occurrence of any of the following events, a Participant`s rights with respect to any Stock Right granted to him or her hereunder which has not previously been exercised or accepted in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement or Stock Grant Agreement:

         A. STOCK DIVIDENDS AND STOCK SPLITS. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise or acceptance of such Stock Right may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such events.

         B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company`s assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

         With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of an Acquisition, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

         C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising a Stock Right shall be entitled to receive for the purchase price, paid upon such exercise the securities which would have been received if such Stock Right had been exercised prior to such recapitalization or reorganization.

27.      ISSUANCES OF SECURITIES.

         Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

28.      FRACTIONAL SHARES.

         No fractional Shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional Shares equal to the Fair Market Value thereof.

29.      WITHHOLDING.

         If any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant`s salary, wages or other remuneration in connection with the exercise of a Stock Right, the Company may withhold from the Participant`s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company`s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of a Stock Right for less than the then Fair Market Value on the Participant`s payment of such additional withholding.

30.      TERMINATION OF THE PLAN.

         The Plan will terminate on July 11, 2012, the date which is ten (10) years from the date of its adoption. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements or Stock Grant Agreements executed prior to the effective date of such termination.

31.      AMENDMENT OF THE PLAN AND AGREEMENTS.

         The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers or to increase the number of Shares which may be issued from time to time pursuant to this Plan. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements and Stock Grant Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements and Stock Grant Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.      EMPLOYMENT OR OTHER RELATIONSHIP.

         Nothing in this Plan or any Option Agreement, Stock Grant Agreement or Deferral Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

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

33.      GOVERNING LAW.

         This Plan shall be construed and enforced in accordance with the law of the State of Delaware.



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